Related party transactions	12 Months Ended
Sep. 30, 2025
Related Party Transactions [Abstract]
Related party transactions

Note 14 – Related party transactions

Related Party Loans and Balances

As of September 30, 2025, the Company had outstanding convertible promissory notes held by certain members of the Board of Directors totaling $0.5 million. The notes bear interest at 8% per annum and are convertible into the Company’s common stock at the holders’ option subject to the terms of the agreements or upon the occurrence of defined triggering events. Refer to Note 8 – Debt for more information. All terms of the notes are consistent with those offered to other investors.

For the fiscal year ended September 30, 2025, the Company’s continuing operations incurred approximately $0.7 million in director fees, $0.5 million of which were settled in exchange of the convertible notes described above. Directors fees are included in general and administrative expenses in the consolidated statements of operations. These fees were paid to members of the Board of Directors in their capacity as directors and constitute related-party transactions.

During the year ended September 30, 2025, the Company issued to its directors and executive officers an aggregate of $3.2 million in share based compensation.

During the year ended September 30, 2025, the Company paid its executive officers an aggregate of $1.0 million in compensation pursuant to their signed employment arrangements. Other than this compensation, the Company had no related-party transactions with executive officers.

During the fiscal year ended September 30, 2024, prior to the Merger, SRx Canada, while privately held, engaged in non-interest-bearing working capital advances with its largest shareholder and entities under common control, intended to provide short-term liquidity. These advances were non-interest-bearing, not governed by formal written agreements, and SRx Canada did not incur or recognize interest expense in connection with these transactions.

As previously disclosed, for the fiscal year ended September 30, 2024, all material related party loans were forgiven and the Company recorded a capital contribution. No amounts remained outstanding prior to the merger.

As of September 30, 2025 and 2024 there were no other related party loans or receivables outstanding for any shareholder with greater than 10% ownership, and the Company does not intend to enter into similar related party lending arrangements in the future.

Related party balances are summarized as follows:

	As of September 30,
	2025	2024
Due from former affiliates	$—	$277
Due from shareholders related to acquisitions	—	92
Total due from related parties	$—	$369
Due to former affiliates	—	(195)
Due to shareholders related to acquisitions	—	(93)
Ending due from related shareholders	$—	$81

Governance and controls

The Company has adopted a formal Related Party Transaction Policy to ensure appropriate oversight of any future transactions with related parties. All related party transactions are subject to review and approval by the Audit Committee of the Board of Directors, in accordance with SEC Regulation S-K Item 404 and the Company’s internal policies.